SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           February 19, 2003

                          Dynacore Holdings Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                         001-07636                     74-1605174
   --------                         ----------                    ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

 9901 IH-10 West,  Suite 800, San Antonio, Texas                    78230-2292
 -----------------------------------------------                    ----------
    (Address of principal executive offices)                        (Zip Code)

  Registrant's telephone number, including area code: 210-558-2898





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  Item 5.Other Events.

On February 19, 2003, the Board of Directors of Dynacore Holdings Corporation ("Dynacore") approved the terms of a Purchase Agreement pursuant to which the Company would acquire (the "Acquisition") all of the limited liability interests (collectively, the "Interests") in both CS Livestock Commissions Co., LLC and CS Auction Production Co. LLC (collectively, the "Acquired Company") from AEI Environmental, Inc. (the "Seller"). The Acquired Company is headquartered in Hinsdale, Illinois and provides business services to producers of beef and dairy cattle.

The Purchase Agreement has been approved by the Seller's Board of Directors and has been submitted to its shareholders for approval. It is anticipated that, if such shareholder approval is obtained, the closing of the Acquisition will occur on or about February 25, 2003.

However, the consummation of the Acquisition is subject to several conditions, including, without limitation, the receipt of approval of the Acquisition by the Seller's shareholders and the execution of definitive agreements. There can be no assurance that these conditions will be fulfilled or that the Acquisition will be consummated.

The Purchase Agreement provides that the purchase price to be paid for the Interests will consist of:

         (a) 1,323,000 shares of Dynacore's Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") having the principal terms described in (i) through (iii) below; and

         (b) 9,593,168 shares of Dynacore's common stock, par value $.01 per share (the "Common Stock"), which will equal forty-nine percent (49%) of the outstanding shares of Common Stock, on a fully-diluted basis, immediately prior to the closing.

Upon the closing of the Acquisition, Dynacore will issue a dividend payable to the holders of record of its Common Stock immediately prior to the closing (the "Record Holders"). The dividend will be payable in .02503 of a share of Dynacore's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and .11287 of a share of Series B Preferred Stock per share of Common Stock. An aggregate of 250,000 shares of Series A Preferred Stock and 1,127,000 shares of Series B Preferred Stock will be so issued (collectively, the "Dividend Shares").

The Dividend Shares will be held in escrow by Asher B. Edelman, as escrow agent for the benefit of the Record Holders, until such time as the Dividend Shares have been registered for sale by the Record Holders under the Securities Act of 1933, as amended. Dynacore intends to file a registration statement with the Securities and Exchange Commission respecting the Dividend Shares, and the shares to be issued to the Seller at the closing, as soon as practicable following the closing; however, Dynacore cannot anticipate when such a registration will become effective and the Dividend Shares released from escrow. During the period the Dividend Shares are held in escrow, the escrow agent shall have the power to vote the Dividend Shares on any matter submitted to the vote of the Dynacore shareholders.

         The rights and preference of the Series A Preferred Stock and the Series B Preferred Stock (collectively, the "Preferred Stock"), which will each have a par value of $.01 per share, will be as follows:

         (i) Dividends will accrue and be cumulative from the date of issuance in an amount per annum equal to 2.5% per share and will be payable semi-annually, when, as and if declared by Dynacore's Board of Directors out of funds legally available therefor. Dividends will be payable in cash, shares of Preferred Stock (valued at $10 per share) or shares of Common Stock (valued, (x) if there is a market for the Common Stock, at the average price of a share of Common Stock during the last thirty (30) days of trading, or (y) if there is not a market for the Common Stock, at $1.38 per share), or any combination thereof.

         (ii) Each share of Preferred Stock will be convertible at any time at the option of either the holder thereof or Dynacore into 7.25 shares of Common Stock.

         (iii) At any time after the earlier of (x) a merger or consolidation effecting the sale in one or a series of related transactions of all or substantially all of Dynacore's assets or a sale of more than fifty percent (50%) of Dynacore's outstanding voting securities, or (y) the realization by Dynacore of aggregate net proceeds in excess of $10,000,000 in connection with the sale of Common Stock pursuant to a public offering registered under the Securities Act of 1933, as amended (a "Qualified Public Offering"), the Preferred Stock will be redeemed by Dynacore for cash in an amount equal to the liquidation preference of $10 per share, plus accrued and unpaid dividends as of the redemption date; provided, however, that (A) the redemption of the Series B Preferred Stock will be subject to the rights and preferences of the Series A Preferred Stock, and (B) not more than forty percent (40%) of the net offering proceeds of the Qualified Public Offering will be applied to the redemption of the Preferred Stock.

After the Closing, Dynacore and the Seller will each designate four nominees to serve on Dynacore's board of directors. The Acquired Company's current executives will continue to serve in their respective positions.




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Forward-Looking Statements

Except for the historical information contained in this report, the matters discussed above or elsewhere in this report may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Dynacore makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Dynacore's views and assumptions, based on information currently available to management. Although Dynacore believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, the consummation of the acquisition described above. Should this or any other risks or uncertainties materialize or develop in a manner adverse to Dynacore actual events may vary materially from those anticipated, estimated or expected.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Dynacore Holdings Corporation
                                                   (Registrant)
Date:  February 19, 2003

                                           By:  /s/ Phillip P. Krumb
                                                ------------------------------
                                                Phillip P. Krumb
                                                Chief Financial Officer